Exhibit 10.1

SECOND AMENDMENT TO
OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC
2013 INCENTIVE PLAN

THIS SECOND AMENDMENT TO THE OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC 2013 INCENTIVE PLAN (this “Second Amendment”) is made and adopted by Och-Ziff Capital Management Group LLC, a Delaware limited liability company (the “Company”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Plan (as defined below).
WHEREAS, the Company maintains the Och-Ziff Capital Management Group LLC 2013 Incentive Plan, as amended by the first amendment thereto effective as of May 9, 2017 (the “Plan”);
WHEREAS, pursuant to Section 13 of the Plan, the Plan may be amended from time to time by the Company’s Board of Directors (the “Board”);
WHEREAS, the Board desires to amend the Plan to increase the maximum aggregate number of Shares available for issuance and delivery pursuant to Awards granted under the Plan as set forth herein, subject to approval of this Second Amendment by the Company’s shareholders; and
WHEREAS, this Second Amendment shall become effective upon the approval of this Second Amendment by the Company’s shareholders (the date of such approval, the “Effective Date”).
NOW, THEREFORE, BE IT RESOLVED, that the Plan be amended as follows, effective as of the Effective Date:
1.Section 4(a) of the Plan is hereby amended and restated in its entirety as follows:
“Subject to Section 5, the maximum number of Class A Shares that may be delivered pursuant to Awards shall be the sum of (x) 9,779,446 Class A Shares made available as of February 7, 2019, and (y) 231,250,788 Class A Shares (or 23,125,078 Class A Shares after giving effect to the one-for-ten reverse share split on January 3, 2019), as increased on the first day of each fiscal year beginning in fiscal year 2018 by a number of Class A Shares equal to 15 percent (15%) of the increase, if any, in the number of outstanding Class A Shares from the number of outstanding Class A Shares on the first day of the immediately preceding fiscal year (in each case, calculated assuming that all Och-Ziff Operating Group Units (as defined in the LLC Agreement) that are or may be convertible or exchangeable for Class A Shares are so converted or exchanged for this purpose).”
2.This Second Amendment shall be and is hereby incorporated in and forms a part of the Plan.
3.Except as amended above, all other terms and provisions of the Plan shall remain unchanged.